UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 11, 2012
(Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1505 Tyrell Lane, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 11, 2012, U.S. Geothermal Inc. (the “Company) issued a press release announcing its execution of a Commitment Letter and Term Sheet with Geothermal Regional Center (“GRC”) under which GRC will provide up to a $15 million loan facility at the Company’s San Emidio geothermal project. Any financing is contingent upon completion of the loan documentation and GRC raising the financing required to fund the loan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release of U.S. Geothermal Inc. dated April 11, 2012 entitled “U.S. Geothermal Signs Commitment Letter for US$15 Million Loan Facility at San Emidio”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 12, 2012	U.S. Geothermal Inc.

	By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer